QuickLinks -- Click here to rapidly navigate through this document

Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned, Ernesto Bertarelli, the Vice-Chairman of the Board, Managing Director and Chief Executive Officer of Serono S.A. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 20-F for the Fiscal Year ended December 31, 2005 (the "Report").

        The undersigned hereby certifies that:

(1)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ERNESTO BERTARELLI
Ernesto Bertarelli
Date: February 28, 2006	Vice-Chairman of the Board, Managing Director and Chief Executive Officer

QuickLinks

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002